                             2003 COMPENSATION PLAN
                           FOR CONSULTANTS AND OTHERS

1.       PURPOSE OF PLAN

         1.1 This 2003 Compensation Plan for Consultants and Others (the "Plan")
of RRUN Ventures Network, Inc., a Nevada corporation (the "Company") for employees, officers, directors and other persons associated with the Company or that render outside consulting services to the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the
Company, thereby encouraging them to maintain their relationships with the
Company. Further, the availability and offering of common stock under the Plan supports and increases the Company's ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

2.       DEFINITIONS

         2.1 For Plan purposes, except where the context might clearly indicate other wise, the following terms shall have the meanings set forth below:

         "Board" shall mean the Board of Directors of the Company.

         "Committee" shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan, or the Board if no committees have been established. If no committees have been established the Board will designate one member of the
Board as the Plan Administrator. The Committee shall be composed of three or more persons as from time to time are appointed to serve by the Board. Each member of the Committee, while serving as such, shall be a disinterested person with the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of
1934.

         "Common Shares" shall mean the Company's Common Shares, $.0001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares of securities of the
Company, such other shares or securities.

         "Company" shall mean RRUN Ventures Network, Inc., a Nevada corporation, and any parent or subsidiary corporation of RRUN Ventures Network, Inc., as such terms are defined in Sections 425(e) and 425(f), respectively, of the Code.

         "Fair Market Value" shall mean, the average of the highest and lowest reported sales prices of the Common Shares, as reported by such responsible reporting service as the Committee may select, or if there were no transactions in the Common Shares on such day, then the last preceding day on which transactions took place. The above notwithstanding, the Committee may determine the Fair Market Value in such other manner as it may deem more equitable for
Plan purposes or as is required by applicable laws or regulations.

         "Common Stock" shall mean shares of common stock which are issued by the Company pursuant to Section 5, below.

         "Common Stockholder" means the employee of, consultant to, or director of the Company or other person to whom shares of Common Stock are issued pursuant to this Plan.

         "Common Stock Agreement" means an agreement executed by a Common
Stockholder and the Company as contemplated by Section 5, below, which imposes on the shares of Common Stock held by the Common Stockholder such restrictions as the Board or Committee deem appropriate.

3.       ADMINISTRATION OF THE PLAN

         3.1 The Committee shall administer the Plan and accordingly, it shall have full power to grant Common Stock issuances, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

         3.2 The determination of those eligible to receive Common Stock, and the amount, type and timing of each grant and the terms and conditions of the
Common Stock agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

         3.3 The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any Common Stock agreement, in the manner and to the extent it shall deem necessary to carry it into effect.

         3.4 Any decision made, or action taken, by the Committee or the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

         3.5 Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

         3.6 No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

         3.7 The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of persons to receive Common Stock under the Plan ("Plan Participants"), their duties and performance, and current information on any Plan Participant's death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

4.       SHARES SUBJECT TO THE PLAN

         4.1 The total number of shares of the Company available for grants of
Common Stock under the Plan shall be 20,000,000 Common Shares, subject to adjustment in accordance with Article 7 of the Plan, which shares may be either authorized but unissued or re-acquired Common Shares of the Company.

5.       AWARD OF COMMON STOCK

         5.1 The Board or Committee from time to time, in its absolute discretion, may (a) award Common Stock to employees of, consultants to, and directors of the Company, and such other persons as the Board or Committee may select. All such recipients of Common Shares shall be collectively referred to throughout this Plan as Plan Participants. The Board or Committee, as the case maybe, is specifically authorized to grant the issuance of Common Stock under this Plan, as compensation that would otherwise be payable to the Plan
Participants in exchange for their services to the Company.

         5.2 Common Stock shall be issued only pursuant to a Common Stock
Agreement, which shall be executed by the Common Stockholder and the Company and which shall contain such terms and conditions as the Board or Committee shall determine consistent with this Plan, including such restrictions on transfer as are imposed by the Common Stock Agreement.

         5.3 Upon delivery of the shares of Common Stock to the Common
Stockholder, below, the Common Stockholder shall have, unless otherwise provided by the Board or Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Common Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Common Stock.

         5.4. Notwithstanding anything in this Plan or any Common Stock
Agreement to the contrary, no Common Stockholders may sell or otherwise transfer, whether or not for value, any of the Common Stock prior to the date on which the Common Stockholder is vested therein.

         5.5 All shares of Common Stock issued under this Plan (including any shares of Common Stock and other securities issued with respect to the shares of
Common Stock as a result of stock dividends, stock splits or similar changes in the capital structure of the Company) shall be subject to such restrictions as the Board or Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Common
Stock and restrictions based on duration of employment with the Company, Company performance and individual performance; provided that the Board or Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restrictions. Common Stock may not be sold or encumbered until all applicable restrictions have terminated or expire. The restrictions, if any, imposed by the Board or Committee of the Board under this Section 5 need not be identical for all Common Stock and the imposition of any restrictions with respect to any Common Stock shall not require the imposition of the same or any other restrictions with respect to any other Common Stock.

         5.6 Each Common Stock Agreement shall provide that the Company shall have the right to repurchase from the Common Stockholder any unvested Common
Stock upon a termination of employment, termination of directorship or termination of a consultancy arrangement, as applicable, at a cash price per share equal to the purchase price paid by the Common Stockholder for such Common
Stock.

         5.7 In the discretion of the Board or Committee, the Common Stock
Agreement may provide that the Company shall have the right of first refusal with respect to the Common Stock and a right to repurchase the vested Common
Stock upon a termination of the Common Stockholder's employment with the
Company, the termination of the Common Stockholder's consulting arrangement with the Company, the termination of the Common Stockholder's service on the
Company's Board, or such other events as the Board or Committee may deem appropriate.

         5.8 The Board or Committee shall cause a legend or legends to be placed on certificates representing shares of Common Stock that are subject to restrictions under Common Stock Agreements, which legend or legends shall make appropriate reference to the applicable restrictions.

6.       ADJUSTMENTS OR CHANGES IN CAPITALIZATION

         6.1 In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

                  A. Prompt, proportionate, equitable, lawful and adequate
adjustment shall be made of the aggregate number and kind of shares subject to all Common Stock Agreements which may be granted under the Plan, such that the
Plan Participants shall have the right to receive such Common Shares as may be issued in exchange for the Common Shares had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

         6.2 The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the
Plan on account of any such adjustments.

7.       AMENDMENT AND TERMINATION OF PLAN

         7.1 The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the
Company.

         7.2 No amendment, suspension or termination of this Plan shall, without the Plan Participant's consent, alter or impair any of the rights or obligations under any Common Stock Agreement theretofore granted to him under the Plan.

         7.3 The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock
Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

8.      GOVERNMENT AND OTHER REGULATIONS

         8.1 The obligation of the Company to issue, transfer and deliver
Common Shares received under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act of 1933, as amended, the receipt of any Common Shares under the Plan by Plan Participants shall be governed by the rules and regulations promulgated under the Securities Act of 1933, as amended, as to the permitted uses of Form S-8 and the issuance of securities registered on such Form S-8. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, take any other affirmative action in order to cause the issuance of Common Shares pursuant thereto to comply with any law or regulation of any government authority.

9.       MISCELLANEOUS PROVISIONS

         9.1 No person shall have any claim or right to be granted Common Stock under the Plan, and the grant of Common Stock under the Plan shall not be construed as giving a Common Stockholder the right to be retained by the
Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Plan Participant with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in any agreement between the Company and the Plan Participant.

         9.2 Any expenses of administering this Plan shall be borne by the
Company.

         9.3 The place of administration of the Plan shall be in the City of
Vancouver, British Columbia, Canada, but the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

         9.4 Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

         9.5 In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Common Stock Agreement granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the
Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same, with counsel acceptable to the
Plan Participant, before such Committee member undertakes to handle and defend it on his own behalf.

         9.6 Notwithstanding anything to the contrary in the Plan, if the
Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Plan Participant, that the Plan
Participant has been engaged in fraud, embezzlement, theft, insider trading in the Company's stock, commission of a felony or proven dishonesty in the course of his association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Plan Participant shall forfeit all Common Shares that remain in the beneficial ownership of the Plan
Participant and that were received by him under the Plan. The decision of the
Committee as to the cause of a Plan Participant's discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Plan Participant by the Company or any subsidiary corporation in any manner.

10.      WRITTEN AGREEMENT

         10.1 All Common Shares granted hereunder shall be embodied in a written
Common Stock Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Plan Participant and by the
President of the Company, or by the Chief Executive Officer of the Company or by
the Plan Administrator of the Board, for and in the name and on behalf of the
Company. Such Common Stock Agreement shall contain such other provisions as the
Committee, in its discretion shall deem advisable.

            The undersigned duly appointed secretary of the Company, does hereby certify that this Plan, and its terms and provisions, were duly approved by the
Company's Board of Directors on this 27th day of June, 2003.

                                    s/ Edwin Kwong
                                     Corporate Secretary